SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement       [ ] Confidential, For Use of the Commission
[ ]   Definitive Proxy Statement            Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant to
      Rule 14a-11(c) or Rule 14a-12

                              SPORTSLINE USA, INC.
                              --------------------
                (Name of Registrant as specified in its Charter)

                -------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration No.:

        (3) Filing Party:

        (4) Date Filed:

                               SPORTSLINE USA [LOGO]
                                6340 N.W. 5th Way
                         Fort Lauderdale, Florida 33309

                        --------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1999
                        ---------------------------------

To the stockholders of SportsLine USA, Inc.

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of SportsLine USA, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, November 19, 1999, at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309, for the following purposes:

(1) To approve a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to SportsLine.com, Inc.;

(2) To approve an amendment to the 1997 Incentive Compensation Plan (the "Incentive Plan") to increase the number of shares available for issuance thereunder from 3,000,000 to 5,500,000; and

(3) To approve an amendment to the 1997 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares available for issuance thereunder from 500,000 to 1,000,000.

         The Board of Directors has fixed the close of business on September 27, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting.

         All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as soon as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                         By Order of the Board of Directors,

                                         Kenneth  W. Sanders
                                         Secretary
Fort Lauderdale, Florida
October 8, 1999

                              SPORTSLINE USA, INC.
                                6340 N.W. 5th Way
                         Fort Lauderdale, Florida 33309
                     ---------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                     ---------------------------------------

                                  INTRODUCTION

Date, Time and Place of Special Meeting

         The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the Special Meeting of Stockholders to be held on Friday, November 19, 1999, at 10:00 a.m., local time, at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309, and at any adjournments or postponements thereof.

Record Date and Mailing Date

         The close of business on September 27, 1999 is the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. We intend to mail this proxy statement and the accompanying proxy card on or about October 12, 1999, to all stockholders entitled to vote at the meeting.

Number of Shares Outstanding

         As of the close of business on the Record Date, _______ shares of Common Stock were issued and outstanding. Each such share is entitled to one vote on all matters to be presented at the Special Meeting.

                          VOTING AT THE SPECIAL MEETING

Procedures for Voting by Proxy

         If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the change of the name of the Company from SportsLine USA, Inc. to SportsLine.com, Inc., FOR the amendment of the Incentive Plan to increase the number of shares available for issuance from 3,000,000 to 5,500,000 and FOR the amendment of the Purchase Plan to increase the number of shares available for issuance from 500,000 to 1,000,000. You can revoke your proxy by delivering to the Secretary of the Company, at the Company's address as listed above, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Stockholder Approval

         A quorum will be present if a majority of the outstanding shares of Common Stock are present in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. To approve the amendment to the Certificate of Incorporation, a majority of the outstanding shares of Common Stock entitled to vote on the matter must vote in favor of the proposed amendment. To approve the amendments to the Incentive Plan and the Purchase Plan, the number of shares of Common Stock voted in person or by proxy at the Special Meeting in favor of the proposals must exceed the number of shares of Common Stock voted against the proposals.

Effect of Abstentions

         A stockholder who is present in person or by proxy at the Special Meeting and who abstains from voting on any or all proposals will be included in the number of stockholders present at the Special Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter, however, as the affirmative vote of the holders of a majority of the common stock outstanding on the record date is required to adopt the proposed amendment to the Certificate of Incorporation, abstentions are effectively equivalent to votes against the proposal.

Effect of Broker Non-votes

         Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Companies listing their securities on the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the amendments of the Certificate of Incorporation. Proxies that brokers do not vote on one or more proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority, however, as the affirmative vote of the holders of a majority of the common stock outstanding on the record date is required to adopt the proposed amendment to the Certificate of Incorporation, broker non-votes are effectively equivalent to votes against the proposal.

                             SOLICITATION OF PROXIES

         The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our soliciting material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process. In addition, the Company has engaged the firm of Corporate Investor Communications, Inc. to assist in the solicitation of proxies, to which it will pay a fee of approximately $5,000 and has agreed to reimburse it for its reasonable expenses.

                               SECURITY OWNERSHIP

      The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of August 31, 1999, unless otherwise noted, by (a) each person known to the Company to own beneficially more than 5 percent of the Company's outstanding Common Stock, (b) each director who owns any such shares, (c) each Named Executive Officer who owns any such shares (see "Executive Compensation--Summary Compensation Table"), and (d) the directors and executive officers of the Company as a group:

                                                                                         Common Stock
                                                                                    Beneficially Owned (2)
                                                                                    ----------------------
Name and Address of Beneficial Owner (1)                                          Shares              Percent
----------------------------------------                                          ------              -------
  CBS Corporation (3)......................................................     4,540,000               18.6%
  Massachusetts Financial Services Company (4).............................     2,451,107               10.4
  Thomas Cullen (5)........................................................     1,606,652                6.8
  MediaOne Interactive Services, Inc.......................................     1,595,852                6.8
  Michael Levy (6).........................................................     1,351,437                5.7
  Andrew Nibley (7)........................................................       436,672                1.9
  James C. Walsh (8).......................................................       171,000                  *
  Joseph Lacob (9).........................................................        98,574                  *
  Mark J. Mariani (10).....................................................        87,785                  *
  Kenneth Sanders (11).....................................................        74,087                  *
  Andrew S. Sturner (12)...................................................        65,154                  *
  Dan Leichtenschlag (13)..................................................        43,800                  *
  Richard B. Horrow (14)...................................................        35,750                  *
  Gerry Hogan (15).........................................................        31,000                  *
  Michael P. Schulhof (16).................................................        20,416                  *
  Sean McManus.............................................................            --                  *
  Fredric G. Reynolds......................................................            --                  *
  All directors and executive officers as a group (14 persons) (17)             4,021,697               16.2

-------------------
*    Less than 1%.
(1) Unless otherwise indicated, the address of each of the beneficial owners identified is c/o SportsLine USA, Inc., 6340 N.W. 5th Way, Fort Lauderdale, Florida 33309. Except as otherwise indicated, such beneficial owners have sole voting and investment power with respect to all shares of Common Stock owned by them, except to the extent such power may be shared with a spouse.
(2) The number of shares of Common Stock deemed outstanding as of August 31, 1999 includes (i) 23,541,100 shares of Common Stock outstanding, and (ii) an aggregate of 1,348,513 shares issuable pursuant to options and warrants held by the respective person or group which may be exercised within 60 days thereafter ("presently exercisable stock options" and "presently exercisable warrants," respectively), as set forth below. Pursuant to the rules of the Securities and Exchange Commission, presently exercisable stock options and presently exercisable warrants are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.
(3) Reflects (i) 3,660,000 shares held of record and (ii) 880,000 shares subject to presently exercisable warrants. Does not include any additional shares of Common Stock and warrants to purchase Common Stock to be issued to CBS after August 31, 1999 pursuant to the CBS agreement. The address of CBS is 51 West 52nd Street, New York, New York 10019.
(4) This disclosure of Massachusetts Financial Services Company ("MFS") is based solely upon information set forth in MFS's Schedule 13G/A dated February 11, 1999. The address of MFS is 500 Boylston Street, Boston, MA 02116.
(5) Reflects (i) 800 shares held of record, (ii) 10,000 shares issuable upon exercise of presently exercisable stock options and (iii) 1,595,852 shares held of record by MediaOne of which Mr. Cullen is President. Mr. Cullen disclaims beneficial ownership of the shares held of record by MediaOne except to the extent of his pecuniary interest therein. The address of MediaOne and Mr. Cullen is 9000 East Nichols, Englewood, Colorado 80112.
(6) Reflects (i) 1,235,292 shares held of record by Mr. Levy and (ii) 116,145 shares issuable upon exercise of presently exercisable stock options. Excludes 643,855 shares issuable upon exercise of stock options held by Mr. Levy not exercisable within 60 days.

(7) Reflects (i) 11,000 shares issuable upon exercise of presently exercisable stock options and (ii) 425,672 shares held of record by Reuters NewMedia of which Mr. Nibley is a director and President. Excludes 2,000 shares issuable upon exercise of stock options held by Mr. Nibley not exercisable within 60 days. Mr. Nibley disclaims beneficial ownership of the shares owned by Reuters NewMedia except to the extent of his pecuniary interest therein. The address of Reuters NewMedia and Mr.
     Nibley is 1700 Broadway, New York, New York 10019.
(8) Reflects (i) 154,000 shares held of record by Mr. Walsh, (ii) 11,000 shares issuable upon exercise of presently exercisable stock options and (iii) 6,000 shares held of record by the children of Mr. Walsh. Excludes 2,000 shares issuable upon exercise of stock options held by Mr. Walsh not exercisable within 60 days.
(9) Reflects (i) 79,293 shares held of record by Mr. Lacob, (ii) 9,281 shares held of record by a trust for the benefit of Mr. Lacob's children for which Mr. Lacob disclaims beneficial ownership and (iii) 10,000 shares issuable upon exercise of presently exercisable stock options.
(10) Reflects (i) 6,327 shares held of record by Mr. Mariani and (ii) 81,458 shares issuable upon exercise of presently exercisable stock options. Excludes 198,542 shares issuable upon exercise of stock options held by Mr. Mariani not exercisable within 60 days.
(11) Reflects (i) 5,130 shares held of record by Mr. Sanders and (ii) 68,957 shares issuable upon exercise of presently exercisable stock options. Excludes 206,043 shares issuable upon exercise of stock options held by Mr. Sanders not exercisable within 60 days.
(12) Reflects (i) 4,948 shares held of record by Mr. Sturner and (ii) 60,206 shares subject to presently exercisable stock options. Excludes 214,794 shares issuable upon exercise of stock options held by Mr. Sturner not exercisable within 60 days.
(13) Reflects (i) 5,762 shares held of record by Mr. Leichtenschlag, (ii) 5,707 shares held of record by Mr. Leichtenschlag's wife, (iii) 30,081 shares subject to presently exercisable stock options held by Mr. Leichtenschlag and (iv) 2,250 shares subject to presently exercisable stock options held by Mr. Leichtenschlag's wife. Excludes 135,544 shares issuable upon exercise of stock options held by Mr. Leichtenschlag not exercisable within 60 days.
(14) Reflects (i) 16,750 shares held of record by Mr. Horrow, (ii) 3,000 shares owned by a corporation wholly-owned by Mr. Horrow, (iii) 5,000 shares subject to presently exercisable warrants and (iv) 11,000 shares issuable upon exercise of presently exercisable stock options. Excludes 5,000 shares issuable upon exercise of warrants and 2,000 shares issuable upon exercise of stock options held by Mr. Horrow that are not exercisable within 60 days.
(15) Reflects (i) 20,000 shares issuable upon exercise of presently exercisable warrants and (ii) 11,000 shares issuable upon exercise of presently exercisable stock options. Excludes 20,000 shares issuable upon exercise of warrants and 2,000 shares issuable upon exercise of stock options held by Mr. Hogan that are not exercisable within 60 days.
(16) Reflects 20,416 shares issuable upon exercise of presently exercisable options. Excludes 12,584 shares issuable upon exercise of stock options held by Mr. Schulhof that are not exercisable within 60 days.
(17) Includes the information in the notes herein, as applicable. Reflects (i) 3,553,184 shares held of record, (ii) 443,513 shares subject to presently exercisable stock options and (iii) 25,000 shares subject to presently exercisable warrants. Excludes (i) 1,419,362 shares issuable upon exercise of stock options and (ii) 25,000 shares issuable upon exercise of warrants not exercisable within 60 days.

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                      TO CHANGE THE NAME OF THE COMPANY TO
                              SPORTSLINE.COM, INC.
                                (Proposal No. 1)

      The Board of Directors has unanimously adopted resolutions approving, declaring advisable and recommending adoption by the Stockholders of an amendment to the Company's Certificate of Incorporation to change the name of the Company from SportsLine USA, Inc. to SportsLine.com, Inc.

      The Board of Directors believes that the change in name will assist in the marketing of the Company's brand and service as the proposed name more accurately reflects the Company's global nature by not containing the word "USA" and serves to emphasize that the Company is a pure-play sports Internet company.

      If the name change is approved, current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities are sold or transferred.

      Under Delaware law, the amendment to the Certificate of Incorporation would become effective upon Stockholder approval and the filing of the amendment with the Secretary of State of the State of Delaware. The Amendment to the Certificate of Incorporation will be filed as soon as reasonably practicable after the approval of this proposal by the Stockholders. If this proposal is approved, Article I of the Company's Certificate of Incorporation will be amended to read as follows:

      "The name of the corporation is SportsLine.com, Inc. (hereinafter called the "Company")."

      The affirmative vote of the holders of a majority of the common stock outstanding on the record date is required to adopt the proposed amendment to the Certificate of Incorporation. As a result, abstentions and broker non-votes are effectively equivalent to votes against this proposal. Unless otherwise instructed, properly executed proxies that are timely received and not subsequently revoked, but not marked, will be voted in favor of the proposed amendment to the Certificate of Incorporation.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                AMENDMENT OF THE 1997 INCENTIVE COMPENSATION PLAN
                                (Proposal No. 2)

         The Company's stockholders are being asked to approve an amendment to the Company's 1997 Incentive Compensation Plan (the "Incentive Plan") to increase the number of shares of Common Stock issuable thereunder from 3,000,000 to 5,500,000. Stock options are the principal vehicle used by the Company for the payment of long-term compensation, to provide a stock-based incentive to improve the Company's financial performance and to assist in the recruitment, retention and motivation of professional, managerial and other personnel. As of August 31, 1999, 2,336 shares remained available for issuance pursuant to the Incentive Plan. Accordingly, the Board of Directors feels the proposed amendment to the Incentive Plan is in the best interest of the Company and is necessary for the Company to remain competitive in its compensation practices.

         The affirmative vote of a majority of the votes of Common Stock present in person or by proxy at the Special Meeting and entitled to vote will be required for approval of the proposal to amend the Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE INCENTIVE PLAN.

Summary Description of the Incentive Plan

      General. The purpose of the Incentive Plan is to assist the Company in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors (collectively, "Participants") by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. Pursuant to the Incentive Plan, the Company may grant Participants stock options, stock appreciation rights, restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards").

      Before adoption of the amendment of the Incentive Plan, the total number of shares of Common Stock subject to the granting of Awards under the Incentive Plan was: (i) 3,000,000 shares, plus (ii) the number of shares with respect to Awards previously granted under the Incentive Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Common Stock that are surrendered in payment of any Awards or any tax withholding requirements. As of August 31, 1999, options to purchase 2,870,575 shares were outstanding under the Incentive Plan, 127,089 shares had been issued pursuant to the exercise of stock options granted under such plan and 2,336 shares remained available for future grants. In addition, options to purchase 556,000 shares have been granted under the Incentive Plan subject to the approval of the amendment to the Incentive Plan by the Company's stockholders.

      Administration. The Incentive Plan is presently administered by the Compensation Committee. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act, or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Board of Directors may exercise any power or authority granted to the Compensation Committee. The Compensation Committee or the Board of Directors (hereinafter, the "Committee") is authorized to select eligible persons to receive Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Compensation Committee or the Board may deem necessary or advisable for the administration of the Plan.

      Awards. The following is a description of the types of Awards that may be granted under the Incentive Plan:

           Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including incentive and non-qualified stock options, and stock appreciation rights ("SARs") entitling the

      Participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant. Each option is exercisable after the period or periods specified in the related option agreement, but no option may be exercised after the expiration of ten years from the date of grant. Options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company must have an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years. Options may be exercised by payment of the exercise price in cash, shares of Common Stock, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time.

           Restricted and Deferred Stock. The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee. A Participant granted restricted stock generally has all the rights of a shareholder of the Company, unless otherwise determined by the Committee. An Award of deferred stock confers upon the Participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights. The restricted or deferral period for restricted stock or deferred stock Awards may not be less than three years unless the Award is subject to performance conditions, in which case the period will not be less than one year.

           Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant shares of Common Stock as a bonus, free of restrictions, or to grant shares of Common Stock or other Awards in lieu of cash under the Incentive Plan, subject to such terms as the Committee may specify.

           Other Stock-Based Awards. The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance by the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units.
      The Committee determines the terms and conditions of such Awards.

      The right of a Participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the Incentive Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year.

      Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property in the discretion of the Committee. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions.

      The Incentive Plan also provides that each non-employee director who is not affiliated with or a designee of a beneficial owner of more than 5% of the Common Stock will receive (i) for those directors elected or appointed after the completion of the Company's initial public offering, an option to purchase 12,000 shares of Common

Stock on the date of his or her election or appointment and (ii) for all directors, on the date of the Company's annual meeting of shareholders, an option to purchase 3,000 shares of Common Stock. Such options have a term of 10 years and become exercisable at the rate of 25% per year commencing on the first anniversary of the date of grant; provided, however, that the options shall be fully exercisable in the event that, while serving as a director, the non-employee director dies, suffers a "disability," or "retires" (within the meaning of such terms as defined in the Incentive Plan). The per share exercise price of options granted to non-employee directors will be equal to the fair market value of a share of Common Stock on the date such option is granted. Unless otherwise extended in the sole discretion of the Compensation Committee, the unexercised portion of any formula option grant will become null and void
(i) three months after the date on which the non-employee director ceases to be a director for any reason other than the non-employee director's willful misconduct or negligence, disability, death or retirement, (ii) immediately in the event of the non-employee director's willful misconduct or negligence, (iii) at the expiration of its original term if the non-employee ceases to be a director by reason or his or her retirement, or (iv) one year after the non-employee director ceases to be a director by reason of his or her disability or death.

      In lieu of the grant of options to non-employee directors under the Incentive Plan set forth in the preceding paragraph, on June 15, 1999, each director of the Company, with the exception of Michael Levy, the Company's President and Chief Executive Officer, and Fredric G. Reynolds and Sean McManus, each of whom sit on the Board of Directors as representatives of CBS Corporation, was granted options to purchase 10,000 shares of Common Stock under the Company's 1995 Stock Option Plan at an exercise price equal to the fair market value of the Common Stock on such date. The options have a term of 10 years and are exercisable immediately.

      If and to the extent provided in any Award, upon a Change in Control (as defined in the Incentive Plan), (i) any Award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested; (ii) certain SARs will become exercisable for amounts, in cash, determined by reference to highest price per share paid (including extraordinary dividends) in the transaction triggering the Change in Control; (iii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award will lapse and such Awards will be deemed fully vested as of the time of the Change in Control; and (iv) the performance goals and other conditions of any outstanding Award will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award. A "Change in Control" means: (A) the acquisition by any person or group of beneficial ownership of 25% or more of the Common Stock outstanding or 25% or more of the combined voting power of the Company's outstanding voting securities; (B) approval by the Company's shareholders of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior thereto do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets (any such event being referred to as a "Corporate Transaction"); or (C) a change in the composition of the Board of Directors such that individuals who, as of the date of the Incentive Plan, constituted the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) will be considered as though such person were a member of the Incumbent Board. An acquisition or Corporate Transaction unanimously approved by the Incumbent Board will not constitute a Change in Control for purposes of the Incentive Plan.

      Eligibility. Awards may be granted to officers, directors, employees and independent contractors of the Company or any of its subsidiaries. A Participant may not be granted Awards relating to more than 250,000 shares of Common Stock which during any fiscal year. The Incentive Plan also contains a limits on the maximum amount that may be earned as a cash Award in any fiscal year by any one Participant and on the aggregate market value of shares subject to all incentive stock options that may be granted to a Participant during any calendar year. As of August 31, 1999, approximately 380 persons were eligible to participate in the Incentive Plan.

      Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Incentive Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Unless earlier terminated by the Board, the Incentive Plan will terminate at such time as no shares of Common Stock remain available for issuance under the Incentive Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Incentive Plan.

      Federal Income Tax Effects. The Incentive Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

           Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Incentive Plan, an optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

           If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

           The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

           Incentive Stock Options. The Incentive Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code to employees of the Company or its subsidiaries. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income the optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

           An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

           For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an item of adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      Awards Granted Under the Incentive Plan. As of August 31, 1999, nonqualified stock options to purchase an aggregate of 2,997,664 shares of Common Stock had been granted under the Incentive Plan (including options that have been exercised, but excluding cancelled options), at exercise prices ranging from $1.96 to $57.8125 per share (the fair market value of the Common Stock as of the dates of grant). In addition, subject to approval by the stockholders of the Company of the amendment to the Incentive Plan, the Company granted options to purchase an aggregate of 300,000 shares of Common Stock to the current executive officers of the Company at an exercise price of $31.75 per share on June 15, 1999, 200,000 options to Michael Levy in connection with the amendment of his employment agreement at an exercise price of $17.00 per share on August 10, 1999 and 56,000 options to other employees of the Company. Of the foregoing, options to purchase an aggregate of 1,526,000 shares of Common Stock had been granted to current executive officers of the Company as a group, options to purchase an aggregate of 35,000 shares of Common Stock had been granted to non-employee directors of the Company as a group, and options to purchase an aggregate of 1,992,664 shares of Common Stock had been granted to all other employees.

      Awards under the Incentive Plan have been and will be granted primarily to persons who possess a capacity to contribute significantly to the Company's successful performance. Because the persons to whom grants of Awards are to be made will be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the number of shares for which Awards will be granted, except to the extent already granted.

               AMENDMENT OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN
                                (Proposal No. 3)

         The Company's stockholders are being asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock issuable thereunder from 500,000 to 1,000,000. As of August 31, 1999, 116,687 shares remained available for issuance pursuant to the Purchase Plan.

         The Board of Directors believes that the proposed amendment to the Purchase Plan is in the best interest of the Company and is necessary for the Company to remain competitive in its compensation practices and to attract, retain and motivate the highly skilled and talented personnel essential to the Company's continued growth and success.

         The affirmative vote of a majority of the votes of Common Stock present in person or by proxy at the Special Meeting and entitled to vote will be required for approval of the proposal to amend the Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE PURCHASE PLAN.

General Description of the Purchase Plan

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. Each participant in the Purchase Plan is granted a purchase right to acquire shares of Common Stock at semi-annual intervals, during 12-month offering periods commencing on or about January 1 of each year, with the exception of the first period, which commenced on November 13, 1997 and ended on December 31, 1998. The purchase price for the shares under the Purchase Plan is paid by each participating employee through periodic payroll deductions and/or lump sum payments not to exceed 25% of the participant's total annual compensation. The purchase price per share will be equal to 85% of the lower of (i) the fair market value of the Common Stock at the beginning of the offering period or, if greater, the fair market value of the Common Stock on the date the participant enrolls in the Purchase Plan, or
(ii) the fair market value per share of the Common Stock on the date of purchase of the shares. Each offering period consists of two consecutive six-month purchase periods. Generally, participants in the Purchase Plan purchase shares on the last day of the six month periods.

         The Plan is administered by the Board of Directors and/or by a duly appointed committee with powers specified by the Board (hereinafter referred to as the "Board"). All questions of interpretation of the Purchase Plan are determined by the Board, and such determinations are final and binding. Subject to the provisions of the Purchase Plan, the Board determines all relevant terms and conditions of Purchase rights provided that all Participants have the same rights and privileges within the meaning of section 423(b) of the Code.

         Any employee of the Company and its subsidiaries can participate in the Plan as long as they work more than 20 hours a week and more than five months in any calendar year. However, in accordance with Section 423 of the Code, no employee shall be granted a right to purchase shares under the Purchase Plan (i) if, immediately after given such right, the employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits such employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         To participate in the Plan, eligible employees must authorize withholdings from their payroll before the start of a six month purchase period. This withholding may not exceed 25% of the employee's compensation during any period. No participant may purchase more than 2,000 shares during any six-month purchase period or shares with a fair market value at the offering date exceeding $25,000 for each calendar year in which the participant participates in the Purchase Plan. Generally, if an employee's participation in the plan ends, all amounts withheld for that employee for the current offering period are refunded to the employee. No interest is paid on the amounts withheld.

         As of the most recent completed purchase period, ended June 30, 1999, 251 employees were participants in the Purchase Plan and an aggregate of 383,313 shares of Common Stock had been purchased under the Purchase Plan. Of these shares, the current executive officers have purchased an aggregate of 27,244 shares of Common Stock and all other employees have purchased an aggregate of 356,069 shares of Common Stock.

Summary of Federal Income Tax Consequences of the Purchase Plan

         The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

         Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years of the Offering Date or within one year of the Purchase Date on which the shares are acquired (a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the Purchase Date over the purchase price. The participant's adjusted basis in the shares is the sum of the purchase price plus the amount of ordinary income recognized. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares more than two years after the Offering Date and more than one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) 15% of the fair market value of the shares on the Offering Date of the Offering in which the shares were acquired or (ii) the amount by which the fair market value of the shares on the date of disposition exceeded the purchase price. Any additional gain recognized by the participant in excess of the participant's adjusted basis is capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, the participant recognizes no ordinary income and the loss is a capital loss.

         A capital gain or loss will be long-term if the participant holds the shares for more than twelve months and short-term if the participant holds the shares for twelve months or less. Presently long-term capital gains are subject to a maximum federal income tax rate of 28%.

         If the participant disposes of the shares in a disqualifying disposition the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, subject to the deduction limit under section 162 (m) of the Code. In all other cases, no deduction is allowed to the Company.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 1996, 1997 and 1998 by the Company's Chief Executive Officer and its other executive officers (the "Named Executive Officers").

                                                                                     Long Term
                                                                                    Compensation
                                                Annual Compensation (1)                Awards
                                        ---------------------------------------  ------------------
                                                                                     Securities        All Other
Name and Principal Position               Year        Salary         Bonus       Underlying Options  Compensation
---------------------------               ----        ------         -----       ------------------  ------------
Michael Levy,                             1998       $306,250      $105,000            175,000          $25,097 (2)
 Chairman, President and                  1997        206,787        75,000            150,000           23,027 (2)
 Chief Executive Officer                  1996        167,887        50,000                --            22,922 (2)

Mark J. Mariani,                          1998        197,917        50,000            100,000               --
 President, Sales and Marketing           1997        165,066        25,000             20,000               --
                                          1996        112,243        10,000             80,000            8,205 (3)

Andrew S. Sturner,                        1998        178,125        50,000            130,000               --
President, Corporate and Business         1997        127,500        20,000             30,000               --
 Development                              1996        101,934        10,000                --                --

Kenneth W. Sanders,                       1998        225,000        56,000            100,000            1,716 (3)
Senior Vice President and Chief           1997         72,717        15,000            100,000           47,579 (3)
  Financial Officer (4)

Dan Leichtenschlag                        1998        124,375        27,000             30,000               --
 Senior Vice President of                 1997        102,500        10,000             44,000               --
    Operations                            1996         83,750         5,000              6,000               --

-----------------
(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.
(2) Represents premiums paid for life and disability insurance policies for the benefit of Mr. Levy.
(3)    Represents reimbursement of relocation and moving expenses.
(4)    Mr. Sanders joined the Company in September 1997.

Stock Option Grants

         The following table sets forth information concerning the grant of stock options made during 1998 to each Named Executive Officer.

                            Option Grants In Fiscal Year 1998

                                                Individual Grants                              Potential Realizable
                                   --------------------------------------------------------     Value at Assumed
                                    Number of     % of Total                                 Annual Rates of Stock
                                   Securities       Options                                   Price Appreciation for
                                   Underlying      Granted to     Exercise                         Option Term(2)
                                     Options        Employees      Price                     -----------------------
   Name             Date of Grant  Granted(1)    in Fiscal Year  ($/share)  Expiration Date     5%($)        10%($)
   ----             -------------  ----------    --------------  ---------  ---------------     -----        ------
  Michael Levy         09/16/98    175,000             8.84%     14.0625        09/14/2008 $1,547,670    $3,922,101
  Mark J. Mariani      06/11/98(3)  40,000             2.02      14.0625        06/10/2008    342,845       863,321 (4)
                       09/16/98     30,000             1.52      14.0625        09/14/2008    265,315       672,360
                       12/31/98     30,000             1.52      15.5625        12/31/2008    293,615       744,079
  Andrew S. Sturner    06/11/98(3)  30,000             1.52      14.0625        06/10/2008    257,134       647,491 (4)
                       09/16/98     70,000             3.54      14.0625        09/14/2008    619,068     1,568,840
                       12/31/98     30,000             1.52      15.5625        12/31/2008    293,615       744,079
  Kenneth W. Sanders   06/11/98(3)  40,000             2.02      14.0625        06/10/2008    342,845       863,321 (4)
                       09/16/98     30,000             1.52      14.0625        09/14/2008    265,315       672,360
                       12/31/98     30,000             1.52      15.5625        12/31/2008    293,615       744,079
  Dan Leichtenschlag   06/11/98(3)  20,000             1.01      14.0625        06/10/2008    176,876       448,240 (4)
                       12/31/98     10,000             0.51      15.5625        12/31/2008     97,872       248,026

-------------------------
(1) All such options were granted under the Incentive Plan and become exercisable in installments over four years. Under the Incentive Plan, these options will become immediately exercisable in the event of certain change of control transactions involving the Company.
(2) In accordance with the rules of the Commission, the potential realizable values for such options shown in the table are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumed rates of appreciation do not represent the Company's estimate or projection of the appreciation of shares of Common Stock of the Company.
(3) The indicated options were initially granted on June 11, 1998 with an exercise price of $29.44 per share. Such options were repriced on September 16, 1998 with the terms described in this table.
(4) The potential realizable values for these options are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from September 16, 1998, the date these options were repriced, to their expiration date.

Stock Option Exercises and Fiscal Year-End Value Table

         The following table sets forth information concerning (i) options exercised during 1998 by the Named Executive Officers and (ii) the number and value of unexercised stock options held by the Named Executive Officers at fiscal year-end, based on a value per share of Common Stock of $15.5625, the closing sale price of the Common Stock on the Nasdaq National Market System on December 31, 1998.

           Options Exercised in 1998 and Fiscal Year-End Option Values

                                                                Number of Securities
                                                               Underlying Unexercised        Value of Unexercised
                                                                     Options at             In-the-Money Options at
                                   Shares                         December 31, 1998            December 31, 1998
                                 Acquired on      Value           -----------------            -----------------
Name                              Exercise       Realized     Exercisable   Unexercisable  Exercisable   Unexercisable
----                              --------       --------     -----------   -------------  -----------   -------------
Michael Levy                         --            --           37,500        287,500        $283,594     $1,113,281
Mark J. Mariani                    10,000        $349,300       49,166        140,834         691,399        610,476
Andrew S. Sturner                    --            --           45,000        155,000         608,938        389,438
Kenneth W. Sanders                   --            --           51,666        148,334         390,724        470,526
Dan Leichtenschlag                  5,000        158,437        21,333         63,667         211,146        313,666

Employment Agreements

         Mr. Levy is employed by the Company under an employment agreement, which was amended in August 1999, pursuant to which he will serve as the Company's Chairman of the Board, President and Chief Executive Officer through December 31, 2003, subject to extension or renewal. Mr. Levy will receive an annual base salary of at least $300,000, an annual bonus equal to 50% of his base salary for each fiscal year for which the Company achieves its budgeted EBITDA target, as approved by the Compensation Committee, and such other bonuses as may be awarded from time to time by the Board or the Compensation Committee. During each calendar year, beginning in 2000, the Company will grant Mr. Levy options to purchase at least 175,000 shares of Common Stock at exercise prices to be determined at the time of grant. Effective August 10, 1999, the Company also granted Mr. Levy options to purchase 200,000 shares of Common Stock at an exercise price of $17.00 per share, which options will vest and become exercisable when the Company achieves positive EBITDA. If Mr. Levy's employment is terminated by the Company other than by reason of death, Disability (as defined in the agreement) or Cause (as defined in the agreement), or by Mr. Levy for Good Reason (generally defined as a material breach by the Company of the agreement), the Company will pay Mr. Levy within five days of such termination the sum of his accrued base salary and vacation pay through the date of termination, a pro rata portion of his most recent bonus plus an amount equal to the greater of two times his current annual base salary or the amount of base salary that would have been payable to him for the remainder of the term of the agreement. In addition, all unvested stock options held by Mr. Levy at the time his employment is terminated will immediately vest and be exercisable for one year following the date of termination or, if earlier, until the then scheduled expiration date(s) of such options. During his employment and for a period of two years after termination, Mr. Levy is prohibited from competing with the Company or soliciting employees or former employees of the Company.

         In August 1999, the Company entered into employment agreements with Mark J. Mariani (its President, Sales and Marketing), Andrew S. Sturner (its President, Corporate and Business Development), Kenneth W. Sanders (its Senior Vice President and Chief Financial Officer) and Dan Leichtenschlag (Senior Vice President of Operations). Each agreement is for a term of three years, through August 31, 2002, subject to extension or renewal. Messrs. Mariani, Sturner, Sanders and Leichtenschlag will receive annual base salaries of at least $230,000, $220,000, $270,000 and $180,000, respectively, an annual bonus equal to 50% of their base salary for each fiscal year for which the Company achieves its budgeted EBITDA target (or revenue target, in the case of Mr. Mariani's agreement), as approved by the Compensation Committee, and such other bonuses as may be awarded from time to time by the Board or the Compensation Committee. During each calendar year, beginning in 2000, the Company will grant Messrs. Mariani, Sturner and Sanders options to purchase at least 50,000 shares of Common Stock and will grant Mr. Leichtenschlag options to purchase at least 25,000 shares of Common Stock, in each case at exercise prices to be determined at the time of grant. If any of these executive's employment is terminated by the Company other than by reason of death, Disability (as defined) or Cause (as defined), or by the executive for Good Reason (generally defined as a material breach by the Company of the agreement), the Company will continue to pay the executive his base salary for six months (or for one year, if the termination is within one year following a change in control, as defined in the agreement). In addition, all unvested stock options held by the executive at the time his employment is terminated will immediately vest and be exercisable for one year following the date of termination or, if earlier, until the then scheduled expiration date(s) of such options. During his employment and for a period of two years after termination, each executive is prohibited from competing with the Company or soliciting employees or former employees of the Company.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee is comprised of Gerry Hogan, Michael Levy and Sean McManus. Mr. Levy is an executive officer of the Company. Mr. Levy does not participate in discussions or decisions regarding his own compensation or performance appraisals.

Director Compensation

         The Company reimburses its directors for out-of-pocket expenses incurred in connection with their rendering of services as directors. The Company currently does not pay cash fees to its directors for attendance at meetings. Non-employee directors are eligible to receive options under the 1997 Plan.

         On June 11, 1998, the Compensation Committee granted an option to purchase 3,000 shares of common stock to each of Messrs. Hogan, Horrow, Nibley, Schulhof and Walsh at an exercise price of $29.44 per share. As a result of a significant decline in the market price of the Company's Common Stock during the third quarter of 1998, the Compensation Committee of the Board of Directors amended these options on September 16, 1998 to reduce their exercise prices to the market value of the Common Stock on such date ($14.0625 per share). None of the other terms of the options so amended were affected.

                                  OTHER MATTERS

         No other matters will be discussed at the Special Meeting.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than January 17, 2000 in order to be included in the proxy statement and form of proxy relating to that meeting.

                                                                      APPENDIX A

                              SPORTSLINE USA, INC.
                                6340 N.W. 5th Way
                         Fort Lauderdale, Florida 33309

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of Common Stock of SportsLine USA, Inc., a Delaware corporation (the "Company"), hereby appoints Michael Levy and Kenneth
W. Sanders, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held on November 19, 1999 at 10:00 a.m., local time, at the Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. Approval and adoption of the proposed amendment to the Certificate of Incorporation to change the name of the company from SportsLine USA, Inc. to SportsLine.com, Inc.

         FOR      [   ]

         AGAINST  [   ]

         ABSTAIN  [   ]

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM SPORTSLINE USA, INC. TO SPORTSLINE.COM, INC.

2. Approval of Amendment to the 1997 Incentive Compensation Plan to increase the number of shares available for issuance to 5,500,000.

         FOR      [   ]

         AGAINST  [   ]

         ABSTAIN  [   ]

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1997 INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO [AMOUNT] SHARES.

3. Approval of Amendment to the 1997 Employee Stock Purchase Plan to increase the number of shares available for issuance to 1,000,000.

         FOR      [   ]

         AGAINST  [   ]

         ABSTAIN  [   ]

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1997 INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE TO [AMOUNT] SHARES.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND "FOR" THE AMENDMENTS TO THE 1997 INCENTIVE COMPENSATION PLAN AND THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

      The undersigned hereby acknowledges receipt of (i) the Notice of the Special Meeting and (ii) the Proxy Statement.

DATE____________________________________________________________________________

SIGNATURE_______________________________________________________________________

SIGNATURE (If held jointly)_____________________________________________________

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.

                                                                     APPENDIX B

















                              SPORTSLINE USA, INC.



                        1997 Incentive Compensation Plan

                           (As Amended September 1999)


                                                SPORTSLINE USA, INC.

                                          1997 Incentive Compensation Plan


1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................4
         (a)      Authority of the Committee......................................................................4
         (b)      Manner of Exercise of Committee Authority.......................................................5
         (c)      Limitation of Liability.........................................................................5
4.       Stock Subject to Plan....................................................................................5
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................5
         (b)      Application of Limitations......................................................................6
5.       Eligibility; Per-Person Award Limitations................................................................6
6.       Specific Terms of Awards.................................................................................6
         (a)      General.........................................................................................6
         (b)      Options.........................................................................................6
         (c)      Stock Appreciation Rights.......................................................................8
         (d)      Restricted Stock................................................................................9
         (e)      Deferred Stock.................................................................................10
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................................11
         (g)      Dividend Equivalents...........................................................................11
         (h)      Other Stock-Based Awards.......................................................................11
7.       Certain Provisions Applicable to Awards.................................................................11
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................................11
         (b)      Term of Awards.................................................................................12
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................................12
         (d)      Exemptions from Section 16(b) Liability........................................................12
8.       Performance and Annual Incentive Awards.................................................................13
         (a)      Performance Conditions.........................................................................13
         (b)      Performance Awards Granted to Designated Covered Employees.....................................13
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................14
         (d)      Written Determinations.........................................................................15
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................16
9.       Change in Control.......................................................................................16
         (a)      Effect of "Change in Control.".................................................................16
         (b)      Definition of "Change in Control...............................................................17
         (c)      Definition of "Change in Control Price.".......................................................17
10.      General Provisions......................................................................................18
         (a)      Compliance With Legal and Other Requirements...................................................18
         (b)      Limits on Transferability; Beneficiaries.......................................................18
         (c)      Adjustments....................................................................................18
         (d)      Taxes..........................................................................................19
         (e)      Changes to the Plan and Awards.................................................................19

                                      (i)

         (f)      Limitation on Rights Conferred Under Plan......................................................20
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................20
         (h)      Nonexclusivity of the Plan.....................................................................21
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................21
         (j)      Governing Law..................................................................................21
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan..............................21

                                      (ii)

                              SPORTSLINE USA, INC.

                        1997 Incentive Compensation Plan


         1. Purpose. The purpose of this 1997 Incentive Compensation Plan (the "Plan") is to assist SportsLine USA, Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

                  (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's stockholders at which the Directors are elected.

                  (b) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

                  (c) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

                  (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (e) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                  (f) "Board" means the Company's Board of Directors.

                  (g) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

                  (h) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

                  (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

                  (j) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

                  (k) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

                  (l) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

                  (m) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

                  (n) "Director" means a member of the Board.

                  (o) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

                  (p) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

                  (q) "Effective Date" means the effective date of the Plan, which shall be March 1, 1997.

                  (r) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, (i) only employees of the Company or any Subsidiary shall be an Eligible Persons for purposes of receiving any Incentive Stock Options and (ii) no independent contractor shall be an Eligible Person for purposes of receiving any Awards other than Options under Section 6(b) of the Plan. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

                  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                  (t) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

                  (u) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

                  (v) ""Formula Grants" means the Formula Grant Options granted to Non-Employee Directors pursuant to Section 6(b)(iv) of the Plan.

                  (w) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of
Section 422 of the Code or any successor provision thereto.

                  (x) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

                  (y) "Initial Grant Date" means the date on which a Non-Employee Director is first elected or appointed as a Director.

                  (z) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

                  (aa) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or any subsidiary.

                  (bb) "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

                  (cc) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

                  (dd) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (ee) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

                  (ff) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

                  (gg) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

                  (hh) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

                  (ii) "Retire" or "Retirement" means termination of service as a Director after having attained at least age 62 and having served as a Director for at least 5 years, other than by reason of death, Disability or the Director's wilful misconduct or negligence.

                  (jj) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

                  (kk) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

                  (ll) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

                  (mm) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         3. Administration.

                  (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

                  (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

                  (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. Stock Subject to Plan.

                  (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 5,500,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,500,000 shares.

                  (b) Application of Limitations. The limitation contained in
Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 250,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6. Specific Terms of Awards.

                  (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

                  (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) Time and Method of Exercise. The Committee or
                  the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOs. The terms of any ISO granted under the
                  Plan shall comply in all respects with the provisions of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                                    (A) the Option shall not be exercisable more
                  than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                                    (B) The aggregate Fair Market Value
                  (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                           (iv) Formula Grants of Options to Non-Employee
                  Directors. Each Non-Employee Director, other than a Non-Employee Director who is, or is an affiliate or designee of, a Beneficial Owner of more than 5% of the Company Voting Securities Outstanding (as defined in Section 9(b)(i)), shall receive on such Non-Employee Director's Initial Grant Date an Option to purchase 12,000 shares of Stock. In addition, each Non-Employee Director shall receive on each Annual Meeting Date thereafter, an Option to purchase 3,000 shares of Stock. Options granted to Non-Employee Directors pursuant to this Section shall be for a term of 10 years and shall become exercisable at the rate of 25% per year commencing on the first anniversary of the date on which the Option is granted; provided, however, that the Options shall be fully exercisable in the event that, while serving as a Director, the Non-Employee Director dies, suffers a Disability, or Retires. The per share exercise price of all Options granted to Non-Employee Directors pursuant to this paragraph (iv) shall be equal to the Fair Market Value of a share of Stock on the date such Option is granted. Unless otherwise extended in the sole discretion of the Committee, the unexercised portion of any Option granted pursuant to this paragraph (iv) shall become null and void (V) three months after the date on which such Non-Employee Director ceases to be a Director of the Company for any reason other than the Non-Employee Director's wilful misconduct or negligence, Disability, death or Retirement, (W) immediately in the event of the Non-Employee Director's wilful misconduct or negligence, (X) one year after the Non-Employee Director ceases to be a Director by reason of his Disability, (Y) at the expiration of its original term, if the Non-Employee Director ceases to be a Director by reason of his Retirement, and (Z) twelve months after the date of the Non-Employee Director's death in the event that such death occurs prior to the time the Option otherwise would become null and void pursuant to this sentence.

                  (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                           (i) Right to Payment. A SAR shall confer on the
                  Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                           (ii) Other Terms. The Committee or the Board shall
                  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

                  (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                           (i) Grant and Restrictions. Restricted Stock shall be
                  subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by
                  the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificates for Stock. Restricted Stock
                  granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the
                  grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                  (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions. Satisfaction of an Award
                  of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) Forfeiture. Except as otherwise determined by
                  the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise
                  determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

                  (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

                  (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

                  (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7.       Certain Provisions Applicable to Awards.

                  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

                  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

                  (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

                  (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8. Performance and Annual Incentive Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

                  (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                           (i) Performance Goals Generally. The performance
                  goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following
                  business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the Nasdaq Composite Index; (3) net income; (4) pretax earnings;
                  (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share;
                  (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under
                  Section 8(c) hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

                           (iii) Performance Period; Timing For Establishing
                  Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) Performance Award Pool. The Committee may
                  establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards; Other Terms.
                  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

                  (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                           (i) Annual Incentive Award Pool. The Committee may
                  establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards.

                  The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Annual Incentive Awards. Not later
                  than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual Incentive Awards. After the
                  end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under
Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such

Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

                  (e) Status of Section 8(b) and Section 8(c) Awards Under Code
Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9.       Change in Control.

                  (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in
Section 9(b), the following provisions shall apply:

                           (i) Any Award carrying a right to exercise that was
                  not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                            (ii) Limited SARs (and other SARs if so provided by
                  their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions, deferral of settlement, and
                  forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award
                  subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

                  (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                           (i) An acquisition by any Person of Beneficial
Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding") if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

                           (ii) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

                           (iii) A change in the composition of the Board such
that individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

         Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 9(b), any acquisition or consummation of a Corporate Transaction unanimously approved by the Incumbent Board shall not constitute a Change in Control for purposes of the Plan.

                  (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10. General Provisions.

                  (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

                  (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

                  (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter,
(ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and
(iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

                  (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

                  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting. Notwithstanding anything herein to the contrary, the provisions of Section 6(b)(iv) of this Plan which govern formula grants of Options to Non-Employee Directors, shall not be amended more than once every six months other than to comport with changes to the Code or the rules promulgated thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission, unless such limit on amendments is not required under Rule 16b-3 or other applicable law.

                  (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

                  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

                  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

                  (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

                  (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable stock exchange requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                      APPENDIX C
                              SPORTSLINE USA, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN


         1. Purpose. The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company's intention that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  (a) "Applicable Percentage" means the percentage specified in
Section 8, subject to adjustment by the Committee as provided in Section 8.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  (d) "Committee" means the committee appointed by the Board to administer the Plan as described in Section 13 of the Plan or, if no such Committee is appointed, the Board.

                  (e) "Common Stock" means the Company's common stock, par value $0.01 per share.

                  (f) "Company" means SPORTSLINE USA, INC., a Delaware corporation.

                  (g) "Compensation" means, with respect to each Participant for each pay period, the full base salary, overtime and other wages paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, "Compensation" does not include: (i) commissions or bonuses; (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan; (iii) any automobile or relocation allowances (or reimbursement for any such expenses); (iv) any amounts paid as a starting bonus or finder's fee; (v) any amounts realized from the exercise of any stock options or incentive awards; (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits; or (vii) other similar forms of extraordinary compensation.

                  (h) "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (i) "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (j) "Employee" means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five (5) months in any calendar year.

                  (k) "Entry Date" means the first day of each Exercise Period.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Exercise Date" means the last business day ending on or before June 30, 1998, and the last business day ending on or before each December 31 and June 30 thereafter.

                  (n) "Exercise Period" means, for any Offering Period, each period commencing on the Offering Date and on the day after each Exercise Date, and terminating on the immediately following Exercise Date.

                  (o) "Exercise Price" means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 8.

                  (p) "Fair Market Value" means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(b).

                  (q) "First Offering Date" means the commencement date of the initial public offering contemplated by the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission.

                  (r) "Offering Date" means the first business day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3 after the first business day of an Offering Period, the term "Offering Date" shall mean the first business day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

                  (s) "Offering Period" means (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on December 31, 1998, and (ii) with respect to each Offering Period thereafter, and subject to adjustment as provided in Section 4, the 12 month period beginning on the business day immediately succeeding the end of the preceding Offering Period.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Participant" means an Employee who has elected to participate in the Plan by filing an Enrollment Agreement with the Company as provided in Section 5 of the Plan.

                  (v) "Plan" shall mean this 1997 Employee Stock Purchase Plan.

                  (w) "Plan Contributions" means, with respect to each Participant, the payroll deductions withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in
Section 6 of the Plan and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

                  (x) "Subsidiary" shall mean any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         6. Eligibility.

                  (a) Any Employee who is employed by the Company as of the Offering Date of a given Offering Period shall be eligible to become a Participant as of any Entry Date within that Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by
Section 423(b) of the Code.

                  (b) Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) if, immediately after the grant, such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits such Participant's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         7. Offering Periods. The Plan shall be implemented by a series of consecutive Offering Periods. The first Offering Period shall commence on the First Offering Date, the second Offering Period shall commence on January 1, 1999, and succeeding Offering Periods shall commence on or about the January 1 that occurs every 12 months thereafter (or at such other time or times as may be determined by the Committee). The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         8. Election to Participate.

                  (a) An eligible Employee may elect to participate in the Plan commencing on any Entry Date by completing an Enrollment Agreement on the form provided by the Company and filing the Enrollment Agreement with the Company on or prior to such Entry Date, unless a later time for filing the Enrollment Agreement is set by the Committee for all eligible Employees with respect to a given offering. The Enrollment Agreement shall set forth the percentage of the Participant's Compensation that is to be withheld by payroll deduction pursuant to the Plan.

                  (b) Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for a Participant shall commence on the first payroll following the Entry Date on which the Participant elects to participate in accordance with Section 5(a) and shall end on the last payroll in the Offering Period, unless sooner terminated by the Participant as provided in Section 11.

                  (c) Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period such Participant's "Entry Date" shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the commencement of such succeeding Offering Period.

         9. Participant Contributions.

                  (a) Except as otherwise authorized by the Committee pursuant to Section 6(d) below, all Participant contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the Enrollment Agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 25% of the Participant's Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant (or subsequent Offering Periods as provided in Section 5(c)). The amount of payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant's Compensation.

                  (b) A Participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease or increase the rate or amount of his or her payroll deductions during such Offering Period (within the limitations of Section 6(a) above) by completing and filing with the Company a new Enrollment Agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Exercise Period. The change in rate or amount shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new Enrollment Agreement.

                  (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant's enrollment agreement at the beginning of the following Exercise Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 11.

                  (d) Notwithstanding anything to the contrary in the foregoing, but subject to the limitations set forth in Section 3(b), the Committee may permit Participants to make additional contributions to the Plan subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be held in Participants' accounts and applied to the purchase of shares of Common Stock pursuant to options granted under this Plan in the same manner as payroll deductions contributed to the Plan as provided above.

                  (e) All Plan Contributions made for a Participant shall be deposited in the Company's general corporate account and shall be credited the Participant's account under the Plan. No interest shall accrue or be credited with respect to a Participant's Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

         10. Grant of Option.

                  (a) On a Participant's Entry Date, subject to the limitations set forth in Sections 3(b) and 12(a), the Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 8 below) a number of shares of Common Stock determined by dividing such Participant's Plan Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the lower of
(i) the Applicable Percentage of the greater of (A) the Fair Market Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period, or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on such Exercise Date; provided, that the maximum number of shares an Employee may purchase during any Exercise Period shall be (i) during calendar year 1998, 6,250 shares and (ii) thereafter, 2,000 shares. The Fair Market Value of a share of Common Stock shall be determined as provided in Section 7(b).

                  (b) The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market System, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by Nasdaq,
(iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means. For purposes of the First Offering Date, the Fair Market Value of a share of Common Stock shall be the Price to Public as set forth in the final prospectus filed by the Company with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

         11. Exercise Price. The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of:
(i) the Applicable Percentage of the greater of (A) the Fair Market Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date. The Applicable Percentage with respect to each Offering Period shall be 85%, unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen
(15) days prior to the Offering Date thereof.

         12. Exercise of Options. Unless the Participant withdraws from the Plan as provided in Section 11, the Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to such option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited the Participant's account under the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

         13. Delivery. As promptly as practicable after each Exercise Date, the Company shall credit to each Participant's account the shares purchased upon exercise of such Participant's option. As promptly as practicable after receipt of a written request of a Participant (or the Participant's beneficiary), as appropriate, the Company shall deliver to the Participant (or the Participant's beneficiary) a certificate or certificates representing shares held in the Participant's account. Any amount remaining to the credit of a Participant's account after the purchase of shares by such Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall be carried over to the next Exercise Period if the Participant continues to participate in the Plan or, if the Participant does not continue to participate, shall be returned to the Participant.

         14. Withdrawal; Termination of Employment.

                  (a) A Participant may withdraw from the Plan at any time by giving written notice to the Company. All of the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be paid to the Participant as soon as administratively practicable. After receipt of the Participant's notice of withdrawal, the Participant's option to purchase shares pursuant to the Plan automatically will be terminated, and no further payroll deductions for the purchase of shares will be made for the Participant's account. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a "Former Participant") unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a).

                  (b) Upon termination of the Participant's Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant's beneficiary as determined pursuant to Section 14, and the Participant's option to purchase shares under the Plan will automatically terminate.

                  (c) A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in succeeding Offering Periods or in any similar plan which may hereafter be adopted by the Company.

         15. Stock.

                  (a) The maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be One Million (1,000,000) shares, subject to adjustment as provided in Section 17. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

                  (b) A Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

         16. Administration.

                  (a) The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

                  (b) Notwithstanding the provisions of Subsection (a) of this
Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

         17. Designation of Beneficiary.

                  (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the Participant's option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of the Participant's death prior to the exercise of the option.

                  (b) A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         18. Transferability. Neither Plan Contributions credited to a Participant's account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 14). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

         19. Participant Accounts. Individual accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions and options issued and shares purchased under the Plan. Statements of account will be given to Participants semi-annually in due course following each Exercise Date. The statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         20. Adjustments Upon Changes in Capitalization; Corporate Transactions.

                  (a) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number of kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

                  (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another corporation (each, a "Sale Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the

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

"New Exercise Date"). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant's option has been changed to the New Exercise Date and that such Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11. For purposes of this Section 17(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

                  (c) In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 17, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 17.

         21. Amendment of the Plan. The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

         22. Termination of the Plan.

         The Plan and all rights of Employees hereunder shall terminate on the earliest of:

                  (a) the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

                  (b) such date as is determined by the Board in its discretion; or

                  (c) the last Exercise Date immediately preceding the tenth
(10th) anniversary of the Plan's effective date.

         In the event that the Plan terminates under circumstances described in
Section 19(a) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis.


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
         23. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         24. Effective Date. Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Exercise Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board. If such shareholder approval is not obtained, the Plan and all rights of Participants under the Plan shall be null and void and shall have no effect.

         25. Conditions Upon Issuance of Shares.

                  (a) The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

                  (b) The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

         26. Expenses of the Plan. All cost and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

         27. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

         28. Applicable Law. The laws of the State of Delaware shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

         29. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


As amended September 1999


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